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                                SECOND AMENDMENT
                         TO SECOND AMENDED AND RESTATED
         REVOLVING CREDIT AND TERM LOAN AGREEMENT, AMENDMENT TO SECURITY
                          DOCUMENTS AND LIMITED WAIVER
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         Second Amendment dated as of May 13, 1996 to Second Amended and
Restated Revolving Credit and Term Loan Agreement, Amendment to Security Documents and Limited Waiver (the "Second Amendment"), by and among NRE HOLDINGS. INC., a Delaware corporation ("Holdings"), NATIONAL RESTAURANT ENTERPRISES, INC., a Delaware corporation (the "Borrower"), THE FIRST NATIONAL BANK OF BOSTON and the other lending institutions listed on Schedule 1 to the Credit Agreement (as hereinafter defined) (the "Banks") and THE FIRST NATIONAL BANK OF BOSTON, as agent for the Banks (in such capacity, the "Agent"), amending and, as the case may be, waiving certain provisions of (a) the Second Amended and Restated Revolving Credit and Term Loan Agreement dated as of February 7, 1996 (as amended and in effect from time to time, the "Credit Agreement") by and among Holdings, the Borrower, the Banks and the Agent, (b) the Security Agreement dated as of September 1, 1994 between the Borrower and the Agent (as amended and in effect from time to time, the "Borrower Security Agreement") and
(c) the Security Agreement dated as of February 7, 1996 among AmeriKing Virginia Corporation I ("AmeriKing Virginia"), AmeriKing Cincinnati Corporation I ("AmeriKing Cincinnati", and, collectively with AmeriKing Virginia, the "Subsidiaries") and the Agent (as amended and in effect from time to time, the "Subsidiary Security Agreement", and, collectively with the Borrower Security Agreement, the "Security Agreements"). Terms not otherwise defined herein which are defined in the Credit Agreement shall have the same respective meanings herein as therein.

         WHEREAS, Holdings, the Borrower, the Subsidiaries, the Banks and the Agent have agreed to modify certain terms and conditions of the Credit Agreement and the Security Agreements, as the case may be, as specifically set forth in this Second Amendment;

         NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         ss.1. Amendment to ss.1 of the Credit Agreement. Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of "Eligible Assignee" in its entirety and restating it as follows:

                  Eligible Assignee. Any of (a) a commercial bank or finance company organized under the laws of the United States, or any State thereof or the District of Columbia, and having total assets in excess of $1,000,000,000; (b) a savings and loan association or savings bank organized under the laws of the United States, or any State thereof or the District of Columbia, and having a net worth of at least $100,000,000, calculated in accordance with generally accepted accounting principles; (c) a commercial bank organized under the laws of any other country which is a member of
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         the Organization for Economic Cooperation and Development (the "OECD"),
         or a political subdivision of any such country, and having total assets in excess of $1,000,000,000, provided that such bank is acting through a branch or agency located in the country in which it is organized or another country which is also a member of the OECD; (d) the central bank of any country which is a member of the OECD; (e) any investment fund, financial institution or other institutional lender (other than any financial institution which but for the amount of its total assets or net worth would have been an Eligible Assignee under clauses (a) through (d) above) having total assets in excess of $100,000,000 and
         (f) if, but only if, any Event of Default has occurred and is continuing, any other bank, insurance company, commercial finance company or other financial institution or other Person approved by the Agent, such approval not to be unreasonably withheld.

         ss.2. to Amendment ss.6 of the Credit Agreement. Section 6.7 of the Credit Agreement is hereby amended by (a) deleting the words "such certificates, documents or other evidence, as required by the Code or Treasury Regulations issued pursuant thereto, including" from ss.6.7 and inserting in place thereof a comma and the words "(x) if such Bank is a "bank" within the meaning of Section 881(c)(3)(A) of the Code,"; and (b) inserting immediately after the words "subject to a reduced rate of such tax under a provision of an applicable tax treaty" the words "; or (y) if such Bank is not a "bank" within the meaning of
Section 881(c)(3)(A) of the Code and cannot deliver either Internal Revenue Service Form 1001 or 4224, such Bank shall deliver (a) a certificate substantially in the form of Exhibit J hereto and (b) two completed signed copies of Internal Revenue Service Form W-8 (or successor form) certifying to such Bank's entitlement to an exemption for United States withholding tax with respect to payments of interest to be made under this Credit Agreement or under any Note."

         ss.3. Amendment to ss.14 of the Credit Agreement. Section 14.4(b) of the Credit Agreement is hereby amended by deleting ss.14.4(b) in its entirety and restating it as follows:

                  (b) second, to all other Obligations on a pro rata basis; provided, however, that distributions in respect of such Obligations shall be made pari passu among (i) Obligations with respect to the Agent's Fee payable pursuant to ss.6.2 and all other Obligations and
         (ii) Obligations owing to the Banks with respect to each type of Obligation such as interest, principal, fees and expenses, shall be made among the Banks pro rata; and provided, further, that the Agent may in its discretion make proper allowance to take into account any Obligations not then due and payable;

         ss.4. Amendment to ss.20.1 of the Credit Agreement. Section 20.1 of the Credit Agreement is hereby amended by deleting the words "each assignment shall be in an amount no less than $5,000,000, or a larger integral multiple of $1,000,000" from ss.20.1(c) and substituting in place thereof the words "each assignment shall be in amount of no less than $4,000,000, or, if less, the entire remaining amount of the assigning Bank's interest in the Loans, or a larger integral multiple of $1,000,000".

         ss.5. Amendment to Credit Agreement. The Credit Agreement is further amended by inserting immediately after Exhibit I the Exhibit J annexed hereto.
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         ss.6. Amendment to Security Documents. Section 17 of each of the
Security Agreements is hereby amended by deleting the words "in such order or preference as the Bank may determine or" from the second sentence of ss.17 of each Security Agreement.

         ss.7. Limited Waiver. The parties hereto hereby acknowledge that, prior to the effectiveness of this Second Amendment, pursuant to ss.20.1 of the Credit Agreement, each assignment shall be in an amount of not less than $5,000,000, and, after the effectiveness of this Second Amendment, each assignment shall be in an amount of not less than $4,000,000. The parties hereto hereby agree that for purposes of effecting an assignment by The First National Bank of Boston and Heller Financial, Inc. to Merrill Lynch Prime Rate Portfolio ("Merrill Lynch") pursuant to an Assignment and Acceptance dated or to be dated on or prior to May 14, 1996, the provisions of ss.20.1 of the Credit Agreement are hereby waived solely to permit The First National Bank of Boston to assign $3,500,000 of its interest in the Loans to Merrill Lynch and solely to permit Heller Financial, Inc. to assign $500,000 of its interest in the Loans to Merrill Lynch.

         ss.8. Conditions to Effectiveness. This Second Amendment shall not become effective until the Agent receives, on or prior to May 13, 1996, a counterpart of this Second Amendment executed by Holdings, the Borrower, the Subsidiaries, the Majority Banks and the Agent.

         ss.9. Representations and Warranties. Each of Holdings and the Borrower hereby repeats, on and as of the date hereof, each of the representations and warranties made by it in ss.8 of the Credit Agreement, provided, that all references therein to the Credit Agreement shall refer to such Credit Agreement as amended hereby. Each of the Borrower and the Subsidiaries hereby repeats, on and as of the date hereof, each of the representations and warranties made by it in the Security Agreements, provided, that all references therein to the Security Agreements shall refer to such Security Agreement as amended hereby. In addition, each of Holdings, the Borrower and each Subsidiary hereby represents and warrants that the execution and delivery by Holdings, the Borrower and each Subsidiary of this Second Amendment and the performance by Holdings, the Borrower and each Subsidiary of all of their agreements and obligations under the Credit Agreement and the Security Agreements as amended hereby are within the corporate authority of each of Holdings, the Borrower and such Subsidiary and have been duly authorized by all necessary corporate action on the part of each of Holdings, the Borrower and such Subsidiary.

         ss.10. Ratification, Etc. Except as expressly amended hereby, the Credit Agreement and all documents, instruments and agreements related thereto, including, but not limited to the Security Documents, are hereby ratified and confirmed in all respects and shall continue in full force and effect. The Credit Agreement and this Second Amendment and each of the Security Agreements and this Second Amendment shall be read and construed as a single agreement. All references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended hereby, and all references in each of the Security Agreements or any related agreement or instrument to such Security Agreement shall hereafter refer to such Security Agreement as amended hereby.

         ss.11. No Waiver. Except as expressly set forth in ss.6 hereof, nothing contained herein shall constitute a waiver of, impair or otherwise affect any Obligations, any other obligation of Holdings, the Borrower or any rights of the Agent or the Banks consequent thereon.
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         ss.12. Counterparts. This Second Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

         ss.13. Governing Law. THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICT OF LAWS).

                  [Remainder of Page Intentionally Left Blank]
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         IN WITNESS WHEREOF, the parties hereto have executed this Second
Amendment as a document under seal as of the date first above written.

                                        NRE HOLDINGS, INC.


                                        By: [ILLEGIBLE]
                                            --------------------------------
                                        Title:


                                        NATIONAL RESTAURANT ENTERPRISES, INC.


                                        By: [ILLEGIBLE]
                                            --------------------------------
                                        Title:


                                        AMERIKING VIRGINIA CORPORATION I


                                        By: [ILLEGIBLE]
                                            --------------------------------
                                        Title:

                                        AMERIKING CINCINNATI CORPORATION I


                                        By: [ILLEGIBLE]
                                            --------------------------------
                                        Title:


                                        THE FIRST NATIONAL BANK OF BOSTON,
                                          individually and as Agent


                                        By: ________________________________
                                        Title:
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         IN WITNESS WHEREOF, the parties hereto have executed this Second
Amendment as a document under seal as of the date first above written.

                                        NRE HOLDINGS, INC.


                                        By: ________________________________
                                        Title:


                                        NATIONAL RESTAURANT ENTERPRISES, INC.


                                        By: ________________________________
                                        Title:


                                        AMERIKING VIRGINIA CORPORATION I


                                        By: ________________________________
                                        Title:

                                        AMERIKING CINCINNATI CORPORATION I


                                        By: ________________________________
                                        Title:


                                        THE FIRST NATIONAL BANK OF BOSTON,
                                          individually and as Agent


                                        By: [ILLEGIBLE]
                                            --------------------------------
                                        Title:
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                                        CAISSE NATIONALE DE CREDIT AGRICOLE


                                        By: [ILLEGIBLE]
                                            --------------------------------
                                        Title: [ILLEGIBLE]


                                        HELLER FINANCIAL, INC.


                                        By: ________________________________
                                        Title:


                                        COMERICA BANK - ILLINOIS


                                        By: ________________________________
                                        Title:

                                        SANWA BUSINESS CREDIT CORPORATION


                                        By: ________________________________
                                        Title:
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                                        CAISSE NATIONALE DE CREDIT AGRICOLE


                                        By: ________________________________
                                        Title:


                                        HELLER FINANCIAL, INC.


                                        By: [ILLEGIBLE]
                                            --------------------------------
                                        Title: Vice President


                                        COMERICA BANK - ILLINOIS


                                        By: ________________________________
                                        Title:

                                        SANWA BUSINESS CREDIT CORPORATION


                                        By: ________________________________
                                        Title:
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                                        CAISSE NATIONALE DE CREDIT AGRICOLE


                                        By: ________________________________
                                        Title:


                                        HELLER FINANCIAL, INC.


                                        By: ________________________________
                                        Title:


                                        COMERICA BANK - ILLINOIS


                                        By: [ILLEGIBLE]
                                            --------------------------------
                                        Title: Vice President

                                        SANWA BUSINESS CREDIT CORPORATION


                                        By: ________________________________
                                        Title:
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                                        CAISSE NATIONALE DE CREDIT AGRICOLE


                                        By: ________________________________
                                        Title:


                                        HELLER FINANCIAL, INC.


                                        By: ________________________________
                                        Title:


                                        COMERICA BANK - ILLINOIS


                                        By: ________________________________
                                        Title:

                                        SANWA BUSINESS CREDIT CORPORATION


                                        By: [ILLEGIBLE]
                                            --------------------------------
                                        Title: 1st Vice President
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                            RATIFICATION OF GUARANTY

         Each of the undersigned guarantors hereby acknowledges and consents to the foregoing Second Amendment as of May 13, 1996. and agrees that (a) the Limited Guaranty dated as of September 1, 1994 (as amended and in effect from time to time) from Holdings in favor of the Agent for the benefit of the Agent and the Banks, and (b) the Guaranty dated as of February 7, 1996 from each of AmeriKing Cincinnati Corporation I and AmeriKing Virginia Corporation I in favor of the Agent for the benefit of the Agent and the Banks, and all other Loan Documents to which each of Holdings, AmeriKing Cincinnati Corporation I and AmeriKing Virginia Corporation I (collectively, the "Guarantors") are a party remain in full force and effect, and each of the Guarantors confirms and ratifies all of its obligations thereunder.

                                        NRE HOLDINGS, INC


                                        By: [ILLEGIBLE]
                                            --------------------------------
                                        Title:


                                        AMERIKING CINCINNATI CORPORATION I


                                        By: [ILLEGIBLE]
                                            --------------------------------
                                        Title:


                                        AMERIKING VIRGINIA CORPORATION I


                                        By: [ILLEGIBLE]
                                            --------------------------------
                                        Title: